UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2011

KVH Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

05-0420589

(IRS Employer Identification No.)

50 Enterprise Center Middletown, RI	02842
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 847-3327

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the annual meeting of shareholders of KVH Industries, Inc. (the “Company”) held on June 8, 2011, the shareholders voted on (i) a proposal to consider and vote upon the election of Robert W.B. Kits van Heyningen and Bruce J. Ryan as Class III directors for a three-year term; (ii) a proposal to consider and vote on a resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis section, the executive compensation tables and the accompanying narrative disclosures set forth in the Company’s proxy statement for the 2011 annual meeting of the stockholders; (iii) a proposal to consider and vote, on an advisory basis, on the frequency of holding future executive compensation advisory votes (stockholders could vote for a frequency of every one, two or three years, or abstain); and (iv) a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. Proposals (i), (ii), and (iv) were approved. On proposal (iii), the frequency of holding future executive compensation advisory votes that received the most votes was once every three years. Until the next required vote on the frequency of holding future executive compensation advisory votes, the Company presently intends to include an advisory shareholder vote on the compensation of its named executive officers in its proxy materials once every three years. The final results of such voting are set forth below.

Proposal #1 – To consider and vote upon the election of two Class III directors for a three-year term.

Name of Director Nominee	Number of Votes Cast For	Number of Votes Withheld	Number of Broker Non-Votes
Robert W.B. Kits van Heyningen	10,698,913	378,876	2,938,247
Bruce J. Ryan	10,784,901	292,888	2,938,247

Proposal #2 – To consider and vote on a resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis section, the executive compensation tables and the accompanying narrative disclosures set forth in the Company’s proxy statement for the 2011 annual meeting of the stockholders.

Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions	Number of Broker Non-Votes
10,950,226	45,940	81,623	2,938,247

Proposal #3 – To consider and vote, on an advisory basis, on the frequency of holding future executive compensation advisory votes.

Once every three years	Once every two years	Once every year	Number of Abstentions	Number of Broker Non-Votes
6,032,417	46,000	4,924,845	74,527	2,938,247

Proposal #4 – To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions	Number of Broker Non-Votes
13,913,289	100,453	2,294	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.

Date: June 13, 2011	BY:	/S/ PATRICK J. SPRATT
Patrick J. Spratt Chief Financial and Accounting Officer